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Exhibit 10.12.2

SECOND AMENDMENT

        THIS SECOND AMENDMENT (the "Amendment") is made and entered into as of the 9th day of March, 2004, by and between CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and AEROGEN, INC., a Delaware corporation ("Tenant"),

RECITALS

A.
Landlord (as successor by conversion to EOP-Shoreline Technology Park, L.L.C., a Delaware limited liability company), as landlord, and Tenant, as tenant, are parties to that certain Lease Agreement dated as of October 1, 2001 (the "Original Lease"), which Original Lease has been previously amended by that certain letter agreement ("Letter Agreement") dated March 29, 2002, and by that certain First Amendment dated as of November 6, 2003 (the "First Amendment", and together with the Original Lease and the Letter Agreement, collectively, the "Lease") pursuant to which Landlord has leased to Tenant certain premises containing approximately 66,096 rentable square feet (the "Premises") comprising the entire building commonly known as Shoreline Technology Park Building 10 and located at 2071 Stierlin Court, Mountain View, California (the "Building").

B.
Tenant desires to surrender a portion of the Premises to Landlord containing approximately 33,948 rentable square feet located on the first and second floors of the Building as shown on Exhibit A hereto (the "Reduction Space") and that the Lease be appropriately amended, and Landlord is willing to accept such surrender on the following terms and conditions.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.
Reduction.

A.
Tenant shall vacate the Reduction Space in accordance with the terms of the Lease on or prior to the date which is the 45th day following the date of this Amendment, which is the date immediately preceding the Reduction Effective Date (defined in I.B. below) and Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space up to the Reduction Effective Date, including those provisions relating to the condition of the Reduction Space and removal of Tenant's Property therefrom.

B.
Effective as of the 46th day following the date of this Amendment (the "Reduction Effective Date") the Premises is decreased from 66,096 rentable square feet on the first and second floors to 32,148 rentable square feet on the first floor by the elimination of the Reduction Space. As of the Reduction Effective Date, the Reduction Space shall be deemed surrendered by Tenant to Landlord, the Lease shall be deemed terminated with respect to the Reduction Space, and the "Premises", as defined in the Lease, shall be deemed to mean the Original Premises, less the Reduction Space; provided, if Tenant's representations herein shall be false or materially misleading, Landlord shall have the right to declare this Amendment null and void and to reinstate the Lease with respect to the Reduction Space in addition to, and not in lieu of, any other rights or remedies available to Landlord.

C.
If Tenant shall holdover in the Reduction Space beyond the day immediately preceding the Reduction Effective Date, Tenant shall be liable for Base Rent, Additional Rent and other charges respecting the Reduction Space equal to twice the amount in effect under the Lease prorated on a per diem basis and on a per square foot basis for the Reduction Space. Such holdover amount shall not be in limitation of Tenant's liability for consequential or other damages arising from Tenant's holding over nor shall it be deemed permission for Tenant to holdover in the Reduction Space. If Landlord shall install an elevator in the common area of the Building, Tenant, upon demand, shall reimburse Landlord's costs in connection therewith (including, without limitation, all related soft costs), up to an amount not to exceed $140,000.00. Except as provided herein, Tenant shall not be responsible for any other demising costs incurred by Landlord in connection with the Reduction Space. If Landlord shall install separate utility meters, Tenant, upon demand, shall reimburse Landlord's costs in connection therewith.

II.
Base Rent.    Notwithstanding anything to the contrary contained in the Lease, effective as of the date of this Amendment, the schedule of Base Rent contained in the Lease is deleted, and the following is substituted therefor:

Period	Annual Rate Per Square Foot	Monthly Base Rent
Date of this Amendment - December 31, 2004	$37.10	$99,390.90
January 1, 2005 - December 31, 2005	$38.30	$102,605.70
January 1, 2006 - February 28, 2006	$39.55	$105,954.45
March 1, 2006 - December 31, 2006	$39.55	$105,954.45
January 1, 2007 - February 28, 2007	$40.84	$109,410.36
March 1, 2007 - December 31, 2007	$40.84	$109,410.36
January 1, 2008 - February 29, 2008	$42.16	$112,946.64
March 1, 2008 - December 31, 2008	$42.16	$112,946.64
January 1, 2009 - February 28, 2009	$43.53	$116,616.87

  All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease, as hereby amended, provided that the prorated rent for March 2004 shall be due on March 19, 2004.

  Notwithstanding anything in the Lease to the contrary, so long as Tenant is not in default under the Lease, as amended, Tenant shall be entitled to an abatement of: (i) Base Rent in the amount of $43,131.90 per month for the calendar months of March, 2004 through and including December, 2004 (provided, however, that the amount of abated Base Rent for the partial month of March, 2004 shall be determined by Landlord on a pro rata basis); and (ii) Base Rent in the amount of $46,346.70 per month for the calendar months of January, 2005 through and including December, 2005; and (iii) Base Rent in the amount of $49,695.45 per month for the calendar months of January, 2006 through and including February, 2006; and (iv) Base Rent in the amount of $33,621.45 per month for the calendar months of March, 2006 through and including December, 2006; and (v) Base Rent in the amount of $37,077.36 per month for the calendar months of January, 2007 through and including February, 2007; and (vi) Base Rent in the amount of $32,898.12 per month for the calendar months of March, 2007 through and including December, 2007; and (vii) Base Rent in the amount of $36,434.40 per month for the calendar months of January, 2008 through and including February, 2008; and (viii) Base Rent in the amount of $32,255.16 per month for the calendar months of March, 2008 through and including December, 2008; and Base Rent in the amount of $35,925.39 per month for the calendar months of January, 2009 through and including February, 2009 (collectively, the "Abated Base Rent"). The period commencing upon the date of this Amendment through the Termination Date (as modified in this Amendment) shall sometimes be referred to herein as the "Base Rent Abatement Period"). If Tenant defaults under the Lease as amended on or before the December 31, 2004 and fails to cure such default within any applicable cure period under the Lease, all Abated Base Rent then realized by Tenant shall immediately become due and payable and Tenant shall not be entitled to further Abated Base Rent. If Tenant does not so default under the Lease as hereby amended on or before December 31, 2004, Tenant shall have no further liability for Abated Base Rent. The payment by Tenant of the Abated Base Rent in the event of a default shall not limit or affect any of Landlord's other rights, pursuant to this Lease or at law or in equity. During the Base Rent Abatement Period, only Base Rent shall be abated, and all Additional Rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of the Lease, as amended.

  To clarify the foregoing, but not as a modification thereof, the following schedule represents the Base Rent amounts due under the Lease during the Base Rent Abatement Period, the Abated Base Rent Amount and the monthly Base Rent after abatement due from Tenant (subject to the terms of this Amendment).

Period	Monthly Base Rent Before Abatement	Abated Base Rent Amount	Monthly Base Rent After Abatement
Date of this Amendment - December 31, 2004	$99,390.90	$43,131.90	$56,259.00
January 1, 2005 - December 31, 2005	$46,346.70	$102,605.70	$56,259.00
January 1, 2006 - February 28, 2006	$49,695.45	$105,954.45	$56,259.00
March 1, 2006 - December 31, 2006	$33,621.45	$105,954.45	$72,333.00
January 1, 2007 - February 28, 2007	$37,077.36	$109,410.36	$72,333.00
March 1, 2007 - December 31, 2007	$32,898.12	$109,410.36	$76,512.24
January 1, 2008 - February 29, 2008	$36,434.40	$112,946.64	$76,512.24
March 1, 2008 - December 31, 2008	$32,255.16	$112.946.64	$80,691.48
January 1, 2009 - February 28, 2009	$35,925.39	$116,616,87	$80,691.48
III.
Additional Consideration.    As additional consideration for this Amendment Tenant agrees to pay Landlord the following:

A.
Initial Reduction Fee.    Simultaneously with the Tenant's execution of this Amendment, subject to the terms hereof, Tenant shall pay to Landlord the sum of $486,247.02 (the "Initial Reduction Fee").

    Landlord currently is holding the sum of $900,000.00 as the Security Deposit required pursuant to the terms of Article VI of the Original Lease in the form of a letter of credit (the "Letter of Credit") from Tenant and issued by Silicon Valley Bank as Irrevocable Standby Letter of Credit No. SVB01IS3988 and dated November 7, 2001, amended by Amendment Number One dated December 11, 2002. The Letter of Credit is currently in the face amount of $1,000,000.00 but subject to a draw in progress with the proceeds of such draw (i.e., $100,000.00) to be submitted to Landlord on or about March 10, 2004. Landlord and Tenant acknowledge and agree that upon the full and proper execution of this Amendment by Landlord and Tenant (i) Landlord shall attempt to draw on the Letter of Credit and apply the Letter of Credit to the Delinquent Rent (as defined in Section VI.C of this Amendment) and the remainder thereof shall be applied to the Initial Reduction Fee required hereunder, and therefore, Landlord shall retain the Security Deposit in its entirety (provided, however, that the $75,000.00 replacement Security Deposit provided by Tenant in accordance with Section VI.D below shall be deemed the "Security Deposit" under the Lease) and Landlord shall hold such replacement Security Deposit as security for the performance of Tenant's obligations under the Lease and otherwise in accordance with terms of the Lease; and (ii) Tenant shall release any and all claims to the Letter of Credit portion of the Security Deposit. Notwithstanding anything to the contrary contained in the Lease or this Amendment with respect to Landlord's right to apply the Security Deposit and/or draw down on the Letter of Credit, Tenant agrees that if on or before 5 days following the date of this Amendment, Tenant fails to pay to Landlord the Initial Reduction Fee and/or pay the Delinquent Rent as

    required above, or Landlord is unable to draw on the entire amount (as stated above) of the Letter of Credit for any reason whatsoever after making good faith efforts to make any such draw (without obligation to expend additional funds), then Tenant shall be deemed to be in default hereof and, at Landlord's sole option, this Amendment shall be null and void and of no force and effect and the Term of the Lease shall be as stated in the Lease, without giving effect to this Amendment.

  B.
  Additional Reduction Fee.    No later than the 70th day following full execution of this Amendment, Tenant shall pay to Landlord, by cashier's or certified check or by wire transfer of immediately available funds to an account designated by Landlord, the sum of $650,000.00 (the "Additional Reduction Fee"). If Tenant fails to deliver to Landlord the Additional Reduction Fee on or before the 90th day following the following full execution of this Amendment, notwithstanding anything to the contrary contained in the Lease, such failure shall then be deemed a default by Tenant under the terms of the Lease without notice or opportunity to cure. If Tenant fails to so deliver to Landlord the Additional Reduction Fee on or before the 90th day following the following full execution of this Amendment, at Landlord's sole option, this Amendment shall be null and void and of no force and effect and the Term, the Base Rent and the Premises shall be as stated in the Lease, without giving effect to this Amendment.

IV.
Tenants Pro Rata Share.    For the period commencing on the Reduction Effective Date and ending on the Termination Date, Tenant's Pro Rata Share is decreased from 100% to 48.6383%. Notwithstanding anything in this Amendment to the contrary, Tenant shall remain liable for all year-end adjustments with respect to Tenant's Pro-Rata Share of Expenses and Taxes applicable to the Reduction Space for that portion of the calendar year preceding the Reduction Effective Date. Such adjustments shall be paid at the time, in the manner and otherwise in accordance with the terms of the Lease, unless otherwise specified herein.

V.
Representations.    Each party represents to the other that it has full power and authority to execute this Amendment. Tenant represents that it has not made any assignment sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction Space other than those explicitly recited herein and further represents that there is no claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space arising or occurring during the Term of the Lease and, to Tenant's knowledge, will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space, and Tenant agrees to indemnify and hold harmless Landlord and the Landlord Related Parties (as defined in the "Miscellaneous" Section below) from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation, attorneys' fees. Tenant acknowledges that Landlord will be relying on this Amendment in entering into leases for the Reduction Space with other parties.

VI.
Other Pertinent Provisions.    Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective dates are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.
Termination Date.    The Termination Date is amended from February 10, 2012 to February 28, 2009.

B.
Amendment to First Amendment.    Sections I and II of the First Amendment are hereby deleted in their entirety and shall have no further force or effect. Unless modified herein, all other provisions of the First Amendment, including Section IV, remain in full force and effect.

  C.
  Delinquent Rent.    The parties hereto acknowledge and agree that the total delinquent amount past due and owing to Landlord under the Lease for Base Rent and Tenant's Pro Rata Share of Expenses and Taxes as of March 5, 2004 is $413,752.98 (the "Delinquent Rent").

  D.
  Security Deposit.    No later than the 70th day following the date of Tenant's execution and delivery of this Amendment to Landlord, Tenant shall deliver to Landlord cash in an amount equal to $75,000.00 which amount shall be a replacement Security Deposit held by Landlord in accordance with and subject to the terms and conditions of the Lease. If Tenant fails to deliver to Landlord the $75,000.00 on or before the 90th day following the date of Tenant's execution and delivery of this Amendment to Landlord, notwithstanding anything to the contrary contained in the Lease, such failure shall then be deemed a default by Tenant under the terms of the Lease without notice or opportunity to cure. If Tenant fails to so deliver to Landlord the $75,000.00 on or before the 90th day following the date of Tenant's execution and delivery of this Amendment to Landlord, at Landlord's sole option, this Amendment shall be null and void and of no force and effect and the Term, the Base Rent and the Premises shall be as stated in the Lease, without giving effect to this Amendment.

  E.
  Stock Grant.

  1.
  Concurrently with the execution of this Agreement, Tenant shall issue and deliver to Landlord 50,000 shares of common stock in Tenant (the "Common Stock") with no additional consideration from Landlord (i.e., the promises provided by Landlord in this Amendment are sufficient consideration for the purchase of the Common Stock). As a condition to Tenant's obligation to issue and deliver the Common Stock, Landlord shall execute an investment representation letter in the form attached as Exhibit B.

  2.
  Tenant agrees to Include Landlord as a "selling stockholder" and to include Landlord's Common Stock in the registration statement to be filed with the Securities and Exchange Commission by Tenant on or about May 25, 2004 on behalf of the Carpenter 1983 Family Trust ("Carpenter Trust") to register shares of Tenant common stock held by Carpenter Trust. The trustees of the Carpenter Trust are Aerogen's Chairman and Chief Executive Officer, Dr. Jane Shaw and her husband Peter Carpenter. The registration of Landlord's Common Stock shall be on the same terms and conditions as the registration of the Carpenter Trust's shares of common stock as set forth in Exhibit D attached hereto.

  3.
  Tenant hereby represents and warrants to Landlord as follows:

  (a)
  All corporate action on the part of Tenant, its officers, directors and shareholders necessary for the authorization, issuance, sale, delivery and registration of the Common Stock being issued to Landlord hereunder have been taken.

  (b)
  Neither the execution and delivery of this Amendment nor the performance by Tenant of the transaction contemplated hereby in accordance with the provisions hereof will (a) violate or conflict with any of the provisions of the Amended and Restated Certificate of Incorporation or bylaws of Tenant, or (b) with or without the giving of notice or the lapse of time or both, violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract agreement, license or other instrument or any order, judgment or ruling of any domestic governmental authority to which Tenant is a party or by which any of its property is bound.

  (c)
  The Common Stock to be issued pursuant to this Amendment will be duly authorized, validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer under this Amendment, and applicable state and federal securities laws.

      (d)
      Tenant has filed all reports required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") for all periods subsequent to June 30, 2003 (all of the foregoing being collectively referred to as the "SEC Documents"), and is not presently subject to any review or investigation by the SEC. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

      (e)
      Tenant recognizes and acknowledges that Equity Office Properties Trust, a Maryland real estate investment trust ("EOPT") and an affiliate of Landlord, intends to qualify as a "real estate investment trust" for purposes of the Internal Revenue Code and that maintaining such status is of material concern to EOPT and Landlord. Accordingly, Tenant represents and warrants to Landlord that as of the date hereof, the aggregate Common Stock, plus all securities of Tenant held by Landlord or, to the knowledge of Tenant, any affiliate of Landlord (collectively, the "Other Securities"), do not constitute ten percent (10%) or more of either (a) the total voting power or (b) the total value of the current outstanding securities of Tenant. Tenant shall notify Landlord of any redemption, repurchase or other actions taken by Tenant or any other person, which would cause the Tenant Stock plus all Other Securities to constitute ten percent (10%) or more of either (i) the total voting power or (ii) the total value of the outstanding securities of Tenant. For purposes of this provision, the term "securities" (or, in the singular, "security") shall have the meaning used for such term in the Investment Company Act of 1940, as amended, and the term "value" shall mean, with respect to securities for which market quotations are readily available, the market value of such securities and, with respect to any other securities, the fair value of such securities.

      (f)
      With a view to making available to the Landlord the benefits of Rule 144 and any other rule or regulations of the SEC that may at any time permit Landlord to sell securities of the Tenant to the public without registration, the Tenant agrees to use commercially reasonable efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Amendment; (b) file with the SEC in a timely manner all reports and other documents required of the Tenant under the Securities Act and the Exchange Act; and (c) furnish to Landlord, so long as the Landlord owns any Common Stock, forthwith upon request (x) a written statement by the Tenant that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Tenant and such other reports and documents so filed by the Tenant, and (z) such other information as may be reasonably requested to avail Landlord of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

      (g)
      Notwithstanding anything to the contrary contained in this Amendment, the Landlord may transfer all or part of the Common Stock without the prior written consent of Tenant as follows: (a) if the Landlord or any subsequent holder of the Common Stock is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; (b) to any parent or majority-owned subsidiary of Landlord or any subsequent holder or parent of any subsequent holder or any successor or permitted assignee of Landlord or any subsequent holder or any parent of any subsequent holder, (c) to (x) any taxable REIT subsidiary of EOPT, or (y) Equity Office Properties Management Corp., a Delaware corporation, or any one of its subsidiaries; (d) to the Amended and Restated Equity Office Properties Management Corp. Trust dated as of September 30, 2002, of which Equity Office Properties Management Corp. is the sole beneficiary; or (e) to any "affiliate" of Landlord or a subsequent holder (as defined In Rule 12b-2 of the Exchange Act).

      (h)
      The capitalization of Tenant as of the date hereof is as set forth on Exhibit C.

VII.
Miscellaneous.

A.
This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. This Amendment shall not be relied upon by any other party, individual, corporation, partnership or entity as a basis for reducing its lease obligations with Landlord or for any other purpose. Except to the extent required by any applicable Securities and Exchange Commission requirements, or any applicable Federal or State securities laws or stock exchange regulations (collectively, the "Securities Laws"), Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord and, if Tenant is required by the Securities Laws to disclose any information contained in this Amendment, Tenant will give Landlord written notice of such requirement promptly upon Tenant becoming aware of same and in any event prior to making any disclosure pursuant thereto, and Tenant will provide such assistance in seeking a protective order or other appropriate relief as Landlord may reasonably request provided that such assistance shall be at no out of pocket cost to Tenant. If Landlord is unable to obtain a protective order or other remedy with respect to such disclosure, Tenant (or such other persons to whom such disclosure request or requirement applies) will disclose or otherwise furnish only the information legally required to be disclosed, as advised by legal counsel, and such disclosure shall be made only to the necessary parties as required by any applicable law.

B.
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.
In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.
The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

F.
Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

  G.
  Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting,

  H.
  This Amendment may be executed in two or more counterparts, each of which shall be deemed to be a duplicate original, but all of which together shall constitute one and the same instrument. Landlord and Tenant hereby agree that the facsimile signatures shall be binding upon the parties to this Amendment.

[SIGNATURES ARE ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:
CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP, a Delaware limited partnership
By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner
	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non- member manager
		By:	/s/ JOHN W. PETERSEN
		Name:	John W. Petersen
		Title:	Senior Vice President
TENANT:
AEROGEN, INC., a Delaware corporation
By:	/s/ ROBERT S. BREUIL
Name:	Robert S. Breuil
Title:	Chief Financial Officer
33-0488580 Tenant's Tax ID Number (SSN or FEIN)

EXHIBIT A

OUTLINE AND LOCATION OF REDUCTION SPACE

First Floor Reduction Space to be
common areas with Second Floor Tenant

Aerogen

Aerogen

NOT FOR CONSTRUCTION

FIRST FLOOR

A1.11

Page A-1
Page 1 of 2

1

Page A-2
Page 2 of 2

Second Floor Reduction Space

Aerogen

Aerogen
Mountain View,
California 94043

NOT FOR CONSTRUCTION

SECOND FLOOR

A112

2

EXHIBIT B

INVESTMENT REPRESENTATION LETTER

Aerogen, Inc.
2071 Stierlin Court
Mountaln View, CA 94043-4655

Ladies and Gentlemen:

        The undersigned hereby makes the following certifications and representations with respect to the Fifty Thousand (50,000) shares (the "Shares") of Common Stock of AEROGEN, INC., a Delaware corporation (the "Company"), which are being acquired by the undersigned pursuant to the Second Amendment dated March    , 2004 to the Lease Agreement dated as of October 1, 2001.

        The undersigned is an "accredited investor"" as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

        The undersigned represents and warrants that the undersigned is acquiring the Shares solely for the undersigned's account for investment and not with a view to or for sale or distribution of the Shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the Shares the undersigned is acquiring is being acquired for, and will be held for, the undersigned's account only.

        The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that no distribution or public offering of the Shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding the undersigned's representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

        The undersigned recognizes that the Shares being acquired by the undersigned must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

        The undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met and until the undersigned has held the Shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company,

        The undersigned further agrees not to make any disposition of all or any part of the Shares being acquired in any event unless and until:

  1.
  The Shares are transferred pursuant to Rule 144, and the Company shall have received from the undersigned documentation acceptable to the Company that a sale of the Shares has occurred in accordance with all of the provisions of Rule 144; or

  2.
  The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

  3.
  There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

  4.
  (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the

1

    proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such Shares under the Securities Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company's counsel and the Company shall have advised the undersigned of such concurrence.

The undersigned understands and agrees that all certificates evidencing the Shares to be issued to the undersigned may bear the following legend:

  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Very truly yours,
CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP
By:	EOM GP. L.L.C., a Delaware limited liability company, its general partner
	By:	Equity Office Management L.L.C., a Delaware limited liability company, its non-member manager
		By:	/s/ JOHN W. PETERSEN
		Name:	John W. Petersen
		Title:	SVP

2

EXHIBIT C

CAPITALIZATION OF THE TENANT

As of March 3, 2004:

A.
Authorized, Issued and Outstanding Capital Stock:    The authorized capital stock of the Tenant is as follows:

1.
95,000,000 authorized shares of common stock, par value $0.001 per share, of which 4,395,971 are issued and outstanding ("Common Stock"), and

2.
5,000,000 shares of preferred stock authorized but unissued, 500,000 of which has been designated as Series A Junior Preferred Stock.

B.
Reservations of Shares:    The number of shares of capital stock of the Tenant reserved for issuance is as follows:

1.
1,168,405 shares of Common Stock, reserved for issuance pursuant to the 1994 stock option plan; 1996 stock option plan; 2000 equity incentive plan; and 2000 non-employee directors stock option plan.

2.
312,857 shares of Common Stock, reserved for issuance in connection with the potential conversion of a $950,000.10 convertible debenture issued to SF Capital,

3.
271,429 shares of Common Stock, reserved for issuance in connection with the potential exercise of a warrant issued to SF Capital.

4.
20,097 shares of Common Stock, reserved for issuance pursuant to the 2000 employee stock purchase plan.

5.
4,333 shares of Common Stock, reserved for issuance pursuant to the outstanding warrants.

6.
328,515 shares of Common Stock, reserved for issuance in connection with the potential conversion of a $1,000,000.00 convertible debenture issued to SF Capital.

7.
164,258 shares of Common Stock, reserved for issuance in connection with the potential exercise of a warrant issued to SF Capital.

8.
164,258 shares of Common Stock, reserved for issuance In connection with the potential conversion of a $500,000.00 convertible debenture issued to the Carpenter 1983 Family Trust.

9.
82,129 shares of Common Stock, reserved for issuance In connection with the potential exercise of a warrant issued to the Carpenter 1983 Family Trust.

C.
Certain Options, Warrants and Other Agreements.    Except as set forth below, the Tenant does not have any outstanding options, warrants, calls, subscriptions or other rights, agreements or commitments which obligate the Tenant to issue, sell or transfer, or repurchase, redeem or otherwise acquire, any shares of capital stock of the Tenant (or any security convertible into or exercisable for such shares), including, without limitation contractual obligations to provide preemptive rights or rights of first refusal.

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EXHIBIT D

TERMS OF THE REGISTRATION OF COMMON STOCK

        1.    Expenses.    Tenant will pay all expenses associated with the Registration Statement.

        2.    Indemnification.    Tenant will indemnify and hold harmless Landlord, its directors, officers, agents and employees, each Person who controls the Landlord (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding Landlord furnished in writing to Tenant by Landlord expressly for use therein, or to the extent that such information relates to Landlord or Landlord's proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by Landlord expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that Landlord has approved Annex A hereto for this purpose) or (2) the use by Landlord of an outdated or defective Prospectus after Tenant has notified Landlord in writing that the Prospectus is outdated or defective and prior to the receipt by Landlord of a written advice that use of the Prospectus may be resumed (an "Advice") or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

        Landlord will indemnify and hold harmless Tenant, its directors, officers, agents and employees, each Person who controls Tenant (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) Landlord's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding Landlord furnished in writing to Tenant by Landlord expressly for use therein, or to the extent that such information relates to Landlord or Landlord's proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by Landlord expressly for use in the Registration Statement (it being understood that Landlord has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) the use by Landlord of an outdated or defective Prospectus after Tenant has notified Landlord in writing that the Prospectus is outdated or defective and prior to the receipt by Landlord of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of Landlord be greater in amount than the dollar amount of the net proceeds received by Landlord upon the sale of the registrable securities giving rise to such indemnification obligation.

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        3.    Registration.    The Registration Statement will be on Form S-3 (except if Tenant is not S-3 eligible, in which case the Registration Statement will be on another appropriate form) and shall contain (except if otherwise required by the Securities and Exchange Commission ("Commission")) the "Plan of Distribution" in substantially the form attached hereto as Annex A. The Tenant shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all registrable securities covered by a Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to Tenant pursuant to a written opinion letter to such effect, addressed and acceptable to Tenant's transfer agent.

        4.    Procedures.    Tenant shall furnish to Landlord, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Landlord may reasonably request. Prior to any public offering of registrable securities, Tenant shall use its best efforts to register or qualify or cooperate with Landlord in connection with the registration or qualification (or exemption from such registration or qualification) of such registrable securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the registrable securities covered by the Registration Statements; provided, that Tenant shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject Tenant to any material tax in any such jurisdiction where it is not then so subject.

        Upon the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Tenant shall, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If in accordance with (i) any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the registrable securities or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the registrable securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, Tenant notifies Landlord to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Landlord shall suspend use of such Prospectus. Tenant will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Tenant shall be entitled to exercise the right to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

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ANNEX A

Plan of Distribution

        The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

        The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

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  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

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  block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

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  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

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  an exchange distribution in accordance with the rules of the applicable exchange;

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  privately negotiated transactions;

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  short sales;

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  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

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  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

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  a combination of any such methods of sale; and

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  any other method permitted pursuant to applicable law.

        The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial Institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus,

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which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

        The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

        The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

        To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

        In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

        We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

        We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

        We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

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  Exhibit 10.12.2
SECOND AMENDMENT
EXHIBIT A OUTLINE AND LOCATION OF REDUCTION SPACE
EXHIBIT B INVESTMENT REPRESENTATION LETTER
EXHIBIT C CAPITALIZATION OF THE TENANT
EXHIBIT D TERMS OF THE REGISTRATION OF COMMON STOCK
ANNEX A Plan of Distribution